                                                                  EXHIBIT 4.3.5

                                                                      VERSION B
                                                                      ---------


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


                      ASSET BACKED SECURITIES CORPORATION

                                   Depositor

                           [NAME OF MASTER SERVICER]

                                Master Servicer


                                      and

                               [NAME OF TRUSTEE]

                                    Trustee



                       ----------------------------------
                              REFERENCE AGREEMENT
                           incorporating by reference
                         STANDARD TERMS AND CONDITIONS
                            OF POOLING AND SERVICING
                          Dated as of         , 199__
                       ----------------------------------


                              Class A and Class B
                     Conduit Manufactured Housing Contract
                     Pass-Through Certificates, Series ___

                               $_____ Class A[-1
                               $_____ Class A-2]
                               $_____ Class B

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                       PAGE
                                                                       ----


                                  ARTICLE XI.

                           CONVEYANCE OF TRUST FUND;
                        DESCRIPTION OF THE CERTIFICATES

     Section 11.01.     Designation....................................   2
     Section 11.02.     Conveyance of Trust Fund; Issuance of
                        Certificates...................................   2
     Section 11.03.     Delivery of Documents..........................   3
     Section 11.04.     Denominations..................................   6
     Section 11.05.     Principal Balance..............................   6
     Section 11.06.     Distributions on the Certificates..............   6
     Section 11.07.     Place and Notice for Final Distribution
                        on Certificates................................   7
     Section 11.08.     Pass-Through Rate..............................   7
     Section 11.09.     Distribution Dates.............................   7
     Section 11.10.     Record Dates...................................   7
     Section 11.11.     Contracts                                         7
     Section 11.12.     Forms Generally................................   7
    [Section 11.13.     Termination at Option of the Depositor.........   8
     Section 11.14.     Substitution...................................   8
     Section 11.15.     Wire Transfer Eligibility......................   8
     Section 11.16.     Required Rating................................   8
    [Section 11.17.     REMIC Treatment................................   8
     Section 11.18.     Performance Bond...............................   8
     Section 11.19.     Warranty and Servicing Agreements..............   9
     Section 11.20.     Custodial Agreements...........................   9
     Section 11.21.     Retained Yield; Administrative Fee;
                        Servicing Compensation.........................   9
     Section 11.22.     Cut-off Date...................................   9
     Section 11.23.     Certificate Registrar..........................   9
     Section 11.24.     Authenticating Agent...........................   9
     Section 11.25.     Paying Agent...................................   9
    [Section 11.26.     Limited Guarantor..............................   9
     Section 11.27.     Limited Guarantee and Guarantee Amount.........  10
     Section 11.28.     Limited Guarantee Fee..........................  10
     Section 11.29.     Applicability of Certain Provisions of
                        Standard Terms.................................  10


                                  ARTICLE XII.

                                  DEFINITIONS
          APR..........................................................  10
          Administrative Fee...........................................  10

                                      (i)

          Aggregate Losses.............................................  10
          Agreement....................................................  11
          Authenticating Agent.........................................  11
          Certificate..................................................  11
          Certificate Registrar........................................  11
          Certificateholder............................................  11
          Class A Certificate..........................................  11
          Class A-1 Certificate........................................  11
          Class A-2 Certificate........................................  11
          Class B Certificate..........................................  11
          Contracts....................................................  11
          Contract Schedule............................................  11
          Deleted Contract.............................................  11
          Denomination.................................................  11
          Distribution Date............................................  12
          Due Date.....................................................  12
          Notional Amount..............................................  12
          Optional Termination.........................................  12
          Optional Termination Date....................................  12
          Percentage Interest..........................................  12
          Performance Bond.............................................  12
          Repurchase Price.............................................  12
          Required Distribution........................................  12
          Required Reserve.............................................  12
          Reserve Fund.................................................  13
          Retained Yield...............................................  13
          Senior Interest..............................................  13
          Single Certificate...........................................  13
          Subordinated Amount..........................................  13
          Substitute Contract..........................................  14
          Trust Fund...................................................  15
          Undivided Interest...........................................  15
          Voting Rights................................................  15
          Whole Class A Certificate....................................  15


                                 ARTICLE XIII.

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                                  RESERVE FUND


     Section 13.01.     Certificate Account............................  16
     Section 13.02.     Distributions..................................  16
     Section 13.03.     Subordination; Reserve Fund; Priority of
                        Distribution...................................  16

     Section 13.04.     Monthly Statements to
                        Certificateholders.............................  20
     Section 13.05.     Statements to Class B
                        Certificateholders.............................  21

                                     (ii)

                                 ARTICLE XIV.

                              OPTIONAL TERMINATION

     Section 14.01.     Repurchase at the Option of the [Depositor]....  22
     Section 14.02.     Procedure Upon Optional Termination............  23

                                  ARTICLE XV.

                                 MISCELLANEOUS

     Section 15.01.     Standard Terms.................................  24
     Section 15.02.     Ratification of Standard Terms.................  24
     Section 15.03.     Amendment......................................  24
     Section 15.04.     Whole Class A Certificates.....................  25
     Section 15.05.     Counterparts...................................  25
     Section 15.06.     Governing Law..................................  25
     Section 15.07.     Recordation of Agreement.......................  26
     Section 15.08.     Severability of Provisions.....................  26


                                    Exhibits

     Form of Class A Certificate....................................... A-1
     Form of Class B Certificate....................................... B-1

                                     (iii)

          REFERENCE AGREEMENT, dated as of _______ 199__, by and among ASSET BACKED SECURITIES CORPORATION, a Delaware corporation, as depositor (the "Depositor"), [____________________], a [_______________] corporation, as master servicer (the "Master Servicer"), and [________________________], a
______________ corporation, as trustee, (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee").

                             PRELIMINARY STATEMENT


          The Depositor has duly authorized the execution and delivery of this Reference Agreement and the incorporation, to the extent permitted herein, of the Standard Terms and Provisions of Pooling and Servicing (the "Standard Terms") attached hereto to provide for the issuance of its Conduit Manufactured Housing Contract Pass-Through Certificates, Series ____ issued as provided herein and delivered by the Trustee to the Depositor as provided hereunder. The Reference Agreement, incorporating the Standard Terms, is sometimes referred to herein as the Agreement. All references herein to Sections or Articles of the Agreement shall be construed to mean Sections or Articles of this Reference Agreement or of the Standard Terms as the Section numbers and context may require and capitalized terms used herein shall have the meanings ascribed to them in the Standard Terms or the Reference Agreement. The Depositor is the owner of the Contracts (as hereinafter defined) and the other property being conveyed by it to the Trustee as part of the Trust Fund (as hereinafter defined) and has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Trust Fund. [By the execution and delivery of this Agreement, the Depositor has agreed that it will elect to treat the Trust Fund as, and that the affairs of the Trust Fund shall be conducted so as to qualify as, a "real estate mortgage investment conduit" ("REMIC") pursuant to Section 860D of the Code.] All covenants and agreements made by the Depositor herein and in the Standard Terms are for the benefit and security of the Certificateholders. The Depositor is entering into this Reference Agreement and the Standard Terms, and the Trustee is accepting the trusts created hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                        W I T N E S S E T H   T H A T:

          In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer and the Trustee agree as follows:

                                 ARTICLE XI.

                           CONVEYANCE OF TRUST FUND;
                        DESCRIPTION OF THE CERTIFICATES

          Section 11.01.  Designation.
                          -----------

          The Certificates shall be designated generally as the Conduit Manufactured Housing Contract Pass-Through Certificates, Series _______.

          Section 11.02. Conveyance of Trust Fund;
                         -------------------------
                         Issuance of Certificates.
                         ------------------------

          In exchange for the Certificates, the Depositor hereby delivers to the Trustee, without recourse, for the benefit of all present and future Holders of the Certificates, all of the Depositor's right, title and interest (other than with respect to any Retained Yield specified in Section 11.21) in and to (a) the Contracts listed in Schedule I to this Agreement, which the Depositor causes to be delivered to the Trustee, together with the Contract Files relating to the Contracts and the other property in respect of such Contracts, as specified in
Section 2.01, and the proceeds thereof payable after the Cut-off Date, net of any amounts payable to the Servicers, the Master Servicer and the Depositor in accordance with the provisions of the Standard Terms, (b) the Insurance Policies, if any, relating to the Contracts, (c) property that secured a Contract and that has been acquired by Repossession, (d) [the Depositor's rights under the Warranty and Servicing Agreements with respect to the Contracts, (e)] the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of amounts payable to the Servicers, the Master Servicer and the Depositor, as provided in Sections 3.18 and 3.19 and net of any Retained Yield and Administrative Fee payable to the Depositor, as specified in Sections 3.19 and 11.21 (f) [the Performance Bond and the proceeds thereof, as provided in Section 3.17, and (g)] all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

          The Trustee acknowledges the transfer and assignment to it of the Contracts and the delivery of the Contract Files to it (or, with respect to the Contracts subject to a Custodial Agreement, to the respective Custodian on its behalf) and the other property included in the Trust Fund, all to the extent provided above and in Section 2.01, and, concurrently with such delivery, has delivered to or upon the order of the Depositor, in exchange for the Contracts, Certificates duly authenticated and duly executed by the Trustee in authorized denominations evidencing the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth herein and in the Standard Terms to the best of its ability, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

          Section 11.03. Delivery of Documents.
                         ---------------------

          In connection with the foregoing conveyance, the creation of the Trust Fund and the issuance of the Certificates pursuant to Section 11.02 and 2.01, the Depositor hereby delivers to and/or deposits with the Trustee the following documents, instruments and property related to the Certificates:

          (1) Opinion of Counsel. Opinion(s) of Counsel (in which such counsel
              ------------------
is entitled to rely upon certificates, opinions or representations as to matters of fact by Authorized Officers of the Depositor or the Trustee and governmental officials and, as to matters involving the laws of any state other than the state in which such counsel is admitted to practice, upon an Opinion of Counsel satisfactory to the Trustee) addressed to the Trustee to the effect that:

              (a) the Depositor has been duly incorporated and is validly existing as corporation in good standing under the laws of the State of Delaware, with corporate power to own its properties, to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement;

              (b) assuming due execution and delivery thereof by the Trustee, this Agreement, as executed and delivered by the Depositor, is the valid, legal and binding obligation of the Depositor, enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency and other laws affecting the enforcement of creditors' rights generally and to general principles of equity;

               (c) the Certificates, assuming that they have been duly and validly authorized, executed, delivered and issued by the Trustee, will, when authenticated by the Certificate Registrar pursuant to this Agreement and delivered to or upon the order of the Depositor, be valid, legal and binding instruments, entitled to the benefits of this Agreement;

               (d) immediately prior to the conveyance thereof to the Trustee, the Depositor had corporate power and authority to convey the Contracts and other property included in the Trust Fund to the Trustee pursuant to this Agreement;

               (e) such action has been taken with respect to delivery of possession of the Contracts and other property included in the Trust Fund on the Delivery Date and with respect to the execution and delivery of all requisite documents as is necessary to make effective the conveyance of such property to the Trustee, with either the details of such action recited therein, or the absence of any such action being necessary to make such conveyance effective stated therein;

               (f) the Depositor has effectively conveyed to the Trustee all of its right, title and interest in and to the Contracts and other property included in the Trust Fund on the Delivery Date;

               (g) this Agreement is not required to be qualified under the Trust Indenture Act of 1939; the Trust Fund created by this Agreement is not required to be registered under the Investment Company Act of 1940, as amended; the Registration Statement is effective under the Securities Act of 1933, as amended (the "Securities Act"), and to the best of such counsel's knowledge, no stop order suspending such effectiveness has been issued;

               (h) no consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Depositor of the transactions contemplated herein, except such as may be required under the blue sky laws of any jurisdiction in connection with the acquisition of Certificates and such other approvals as have been obtained; and

               (i) the issue and sale of the Certificates and the fulfillment of the terms of this Agreement will not conflict with or result in a breach or violation of, any term or provision of, or constitute a default under, the certificate of incorporation or by-laws of the Depositor, or, to the knowledge of such counsel, any indenture or other agreement or instrument to which the Depositor is a party or by which it is bound, or any statute or regulation applicable to the Depositor or, to the knowledge or such counsel, any order of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor.

          (2) The Contracts.  The Contracts included in the Trust Fund, in the
              -------------
manner specified in Section 2.01.

          (3) Performance Bond.  The Performance Bond as specified in
              ----------------
Section 2.01.

          (4) Officers' Certificate of Issuer of the Performance Bond.  An
              -------------------------------------------------------
Officers' Certificate of the issuer of the Performance Bond to the effect that the Performance Bond is in full force and effect with respect to the obligations of the Master Servicer under this Agreement.

          (5) Opinion of Counsel for the Issuer of the Performance Bond.  An
              ---------------------------------------------------------
Opinion of Counsel for the issuer of the Performance Bond (the "issuer") dated the Delivery Date, to the effect that:

               (a) the issuer is duly organized, validly existing under the laws of the state of its incorporation, is duly qualified to do business in all jurisdictions where the nature of its operations as contemplated by the Performance Bond issued by such issuer legally requires such qualification, and has the power and authority (corporate and other) to issue, and to take all action required of it under, such Performance Bond;

               (b) the execution, delivery and performance by the issuer of the Performance Bond issued by such issuer has been duly authorized by all necessary corporate action on the part of the issuer, and under present law does not and will not contravene any law or governmental regulation or order presently binding on the issuer or the charter or the by-laws of the issuer or contravene any provision of or constitute a default under any indenture, contract or other instrument to which the issuer is a party or by which the issuer is bound;

               (c) the execution, delivery and performance by the issuer of the Performance Bond issued by such issuer does not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any federal, state or other governmental agency or authority that has not previously been effected; and

               (d) the Performance Bond issued by such issuer has been duly issued and constitutes a legal, valid and binding agreement of the issuer, enforceable against the issuer in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.

          (7) Opinion of Counsel to the Master Servicer.  An Opinion of Counsel
              -----------------------------------------
to the Master Servicer, dated not later than the Delivery Date, to the effect that:

               (a) the Master Servicer is a duly organized and validly existing corporation in good standing under the laws of the State of ___________; the Master Servicer is duly qualified to do business as a foreign corporation in and is in good standing under the laws of each jurisdiction where the nature of its operations contemplated by this Agreement requires such qualification;

               (b) the Master Servicer has the corporate power and authority to enter into this Agreement and to consummate the transactions contemplated thereby; the execution, deliver and performance of this Agreement have been duly authorized by all requisite corporate action on the part of the Master Servicer and (i) do not conflict with or result in, or will not conflict with or result in a breach of the [certificate] [articles] of incorporation or by-laws of the Master Servicer, or to such counsel's knowledge, any of the provisions of any indenture, mortgage, contract or other instrument to which the Master Servicer is a party or by which it is bound or (ii) do not result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract or other instruments; and

               (c) this Agreement constitutes a legal, valid and binding agreement of the Master Servicer, enforceable against the Master Servicer in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally and to principles of equity.

          Section 11.04. Denominations.
                         -------------

          The Certificates will be issued in fully registered form in minimum Denominations of $_______________ and integral multiples thereof [and one Certificate may be issued in such Denomination as may be necessary to represent the remainder of the Principal Balance of the Contracts on the Cut-off Date.]

          Section 11.05. Principal Balance.
                         -----------------

          The Principal Balance of the Contracts on the Cut-off Date, exclusive of principal payments due and payable on or before such date, is $_____.

          Section 11.06. Distributions on the Certificates.
                         ---------------------------------

          On each Distribution Date, the Master Servicer shall make distributions to the Certificateholders in the amounts and in the manner specified in Section 13.02 and in the forms of the Certificates.

          Section 11.07.  Place and Notice for Final Distribution on
                          ------------------------------------------
                          Certificates.
                          ------------

               (a) The final distribution made on each Certificate on any Distribution Date shall be distributable upon presentation and surrender thereof at the office or agency of the Trustee maintained for such purpose in the Borough of Manhattan, City and State of New York pursuant to Section 5.02.

               (b) Notice of final distribution on any Certificate on any Distribution Date or Optional Termination Date shall be mailed no later than the tenth day prior to the applicable Distribution Date or Optional Termination Date.

          Section 11.08.  Pass-Through Rate.
                          -----------------

          The Pass-Through Rate is _____%.

          Section 11.09.  Distribution Dates.
                          ------------------

          The Distribution Dates for the Certificates are the _______ day of each month, or, if such day is not a Business Day, the next succeeding Business Day, commencing __________ ___, 199__.

          Section 11.10.  Record Dates.
                          ------------

          The Record Date for each Distribution Date will be the close of business on the last day of the month preceding the month in which the applicable Distribution Date occurs, or if such day is not a Business Day, the next preceding Business Day.

          Section 11.11.  Contracts.
                          ---------

          The Contracts transferred and assigned to the Trustee by the Depositor are the Contracts identified in the Contracts Schedule attached hereto as
Schedule I.

          Section 11.12.  Forms Generally.
                          ---------------

          The Class A[, Class A-1, Class A-2] and Class B Certificates and the Certificate Registrar's certificate of authentication shall be in substantially the forms set forth as Exhibits A[, A-1, A-2] and B hereto, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may, in the judgment of the Master Servicer, the Trustee or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters,numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the

Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

          The definitive Certificates shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

          [Section 11.13.  Termination at Option of the Depositor.
                           --------------------------------------

          The Depositor may, at its option, repurchase from the Trust Fund all Contracts remaining outstanding on any Distribution Date on or after the date on which the Principal Balance of such Contracts is less than ____% of the Principal Balance of the Certificates on the Cut-off Date, in the manner and at the Repurchase Price [provided in Article XIV].]

          Section 11.14. Substitution.
                         ------------

          The Depositor or the Servicer of a Contract may substitute for such Contract a Substitute Contract or Contracts pursuant to Section 2.02, 2.04 or 2.08, which substitution shall be accomplished within [three months] of the Closing Date and in the manner and subject to the conditions set forth in
Section 2.07. [Any funds deposited in the Certificate Account pursuant to such substitution shall not exceed 1/2 of 1% of the Principal Balance of the Contracts, after giving effect to such substitution.]

          Section 11.15. Wire Transfer Eligibility.
                         -------------------------

          The minimum Denomination eligible for wire transfer on each Distribution Date is $___________.

          Section 11.16. Required Rating.
                         ---------------

          The Certificates shall have been rated "_____" by
________________________.

          [Section 11.17. REMIC Treatment.
                          ---------------

          The provisions of this Agreement shall be construed so as to carry out the intention of the parties that the Trust Fund be treated as a REMIC at all times until the Certificates are retired and this Agreement is terminated pursuant to Article IX or Article XIV.]

          Section 11.18.  Performance Bond.
                          ----------------

          A specimen of the Performance Bond is attached hereto as Exhibit [ ]. The Performance Bond has been issued by __ __________, a _________ corporation.

          Section 11.19. Warranty and Servicing Agreements.
                         ---------------------------------

          The Warranty and Servicing Agreements with respect to the Contracts included in the Trust Fund are listed on Schedule [ ] hereto.

          Section 11.20. Custodial Agreements.
                         --------------------

          The Custodial Agreements with respect to the Contracts included in the Trust Fund are listed on Schedule [ ] hereto.

          Section 11.21. Retained Yield; Administrative Fee; Servicing
                         ---------------------------------------------
                         Compensation.
                         ------------

          On each Distribution Date, the Master Servicer shall remit to the Depositor, by wire transfer of immediately available funds, from payments of interest and other collections with respect to interest on the Contracts deposited in the Certificate Account a Retained Yield equal to __% of the Principal Balance of each Contract and an Administrative Fee equal to __% of the Principal Balance of each Contract as provided in Section 3.19. The Master Servicer shall be entitled to retain an amount in respect of each interest payment on a Contract equal to the excess of each interest payment on such Contract over the sum of (i) the Retained Yield, (ii) the Administrative Fee and
(iii) the Pass-Through Rate as provided in Section 3.19, and such other amounts as provided in accordance with the provisions of the Standard Terms.

          Section 11.22. Cut-off Date.
                         ------------

          The Cut-off Date is _______, 199_.

          Section 11.23. Certificate Registrar.
                         ---------------------

          The Certificate Registrar is the Trustee.

          Section 11.24. Authenticating Agent.
                         --------------------

          The Authenticating Agent is the Trustee.

          Section 11.25. Paying Agent.
                         ------------

          The Paying Agent is the Master Servicer.

          [Section 11.26. Limited Guarantor.
                          -----------------

          The Limited Guarantor is ____________.

          Section 11.27. Limited Guarantee and Guarantee Amount.
                         --------------------------------------

          [Relevant description and amounts to be provided.]

          Section 11.28. Limited Guarantee Fee.
                         ---------------------

          The Limited Guarantee Fee is ________________.]

          [Section 11.29.     Applicability of Certain Provisions of
                              --------------------------------------
                              Standard Terms.
                              ---------------

          The provisions of Sections 2.03(b), 3.13 with respect to the Pool Insurance Policy, 3.14 with respect to the Special Hazard Insurance Policy, 3.23 and 3.24 of the Standard Terms shall not apply to the Certificates.]

                                  ARTICLE XII.

                                  DEFINITIONS

Article One of the Standard Terms provides that the meaning of certain defined terms used in this Agreement shall, when applied to a particular Series of Certificates, be as defined herein. With respect to the Certificates, the following definitions shall apply:

          APR:  The annualized percentage rate of interest on a Contract.
          ---

          Administrative Fee:  The percentage rate per annum of the Principal
          ------------------
Balance from time to time of each Contract that is payable to the Depositor out of each interest payment on a Contract as compensation for the performance of duties related to the administration of the Trust Fund, which percentage is set forth in Article XI.

          Aggregate Losses:  For any given period, the aggregate amount of
          ----------------
delinquencies, losses and other deficiencies in the amount due to the Class A Certificateholders paid or borne by the Class B Certificateholders ("payment deficiencies") during such period, whether by way of withdrawal from the Reserve Fund, reduction in amounts otherwise distributable to the Class B Certificateholders on any Distribution Date or otherwise, less the aggregate
                                                          ----
amount of previous payment deficiencies recovered by the Trust Fund during such period in respect of the Contracts giving rise to previous payment deficiencies, including without limitation such recoveries resulting from the receipt of delinquent principal and/or interest payments, Liquidation Proceeds and insurance proceeds (net, in each case, of the Retained Yield, unpaid Servicing Fees, foreclosure costs and other servicing costs, expenses and advances relating to such Contracts).

          Agreement:  The Standard Terms and Provisions of Pooling and Servicing
          ---------
together with this Reference Agreement, and all amendments and supplements hereto.

          Authenticating Agent:  The authenticating agent specified in
          --------------------
Section 11.24.

          Certificate:  Any one of the Class A Certificates, [Class A-1
          -----------
Certificates, Class A-2 Certificates,] or the Class B Certificates executed by or on behalf of the Depositor and authenticated by or on behalf of the Trustee in substantially the forms set forth in Exhibits A[, A-1, A-2] and B hereto, respectively.

          Certificate Registrar:  The registrar appointed and identified in
          ---------------------
Section 11.23.

          Certificateholder:  The registered holder of a Certificate.
          -----------------

          Class A Certificate:  Any one of the Class A-[1 Certi-ficates, Class
          -------------------
A-2 Certificates] or Whole Class A Certificates.

          [Class A-1 Certificate:  A Certificate designated as a Class A-1
           ---------------------
Certificate in substantially the form set forth as Exhibit A-1 hereto.

          Class A-2 Certificate:  A Certificate designated as a Class A-2
          ---------------------
Certificate in substantially the form set forth as Exhibit A-2 hereto.]

          Class B Certificate:  A Certificate designated as a Class B
          -------------------
Certificate in substantially the form set forth as Exhibit B hereto.

          Contracts:  The Contracts listed on the Contract Schedule
          ---------
attached hereto.

          Contract Schedule:  The list of Contracts transferred on the Delivery
          -----------------
Date to the Trustee as part of the Trust Fund for the Certificates, which list is attached hereto as Schedule I.

          Deleted Contract:  A Contract replaced or to be replaced by a
          ----------------
Substitute Contract.

          Delivery Date:                 , 199 .
          -------------   ---------------     -

          Denomination:  For each Certificate, the amount designated as such on
          ------------
the face thereof; the aggregate of the
denominations of the Class A[-1] Certificates and Class B Certificates being equal to the aggregate Principal Balances of the Contracts on the Cut-off Date, exclusive of principal payments due and payable on or before such date. [The Denominations of the Class A-2 Certificates shall be their Notional Amounts; the aggregate Notional Amount for the Class A-2 Certificates for any month will be equal to the aggregate unpaid principal amount of the Class A-1 Certificates.]

          Distribution Date:  The     day of each month, or if such day is not a
          -----------------       ---
Business Day, the Business Day immediately following such day, commencing
       , 199 .
- -------     -
          Due Date:  The first day of the month in which the related
          --------
Distribution Date occurs.

          [Notional Amount:  With respect to the Class A-2 Certificates, their
           ---------------
Denominations. The Notional Amount is used solely for the purpose of determining interest payments and certain other rights of the Class A-2 Certificateholders, and will be equal to the aggregate unpaid principal amount on the Class A Certificates as of the date of determination. The original Notional Amount of a Class A-2 Certificate will be set forth in the form of such Certificate. The Notional Amount does not represent any interest in principal payments on the Contracts.]

          Optional Termination:  The repurchase of the Contracts by the
          --------------------
Depositor pursuant to Section 14.01.

          Optional Termination Date:  The Distribution Date fixed by the
          -------------------------
Depositor for the repurchase of the Contracts pursuant to Article XIV.

          Percentage Interest:  With respect to a Class A[-1 or Class A-2
          -------------------
Certificate], the undivided percentage interest obtained by dividing the Denomination of such Certificate by the aggregate Denominations of all Certificates of the related Class.

          Performance Bond:  The performance letter issued by [  ], a specimen
          ----------------
of which is attached hereto as Exhibit [   ].

          Repurchase Price:  The price, calculated as set forth in Section
          ----------------
14.01, to be paid by the Depositor in connection with the repurchase of the Contracts pursuant to an Optional Termination.

          Required Distribution:  With respect to the Class A Certificates, the
          ---------------------
amount described as the "Required Distribution" in the form of Class A Certificate.

          Required Reserve:  That amount that, together with the then
          ----------------
outstanding aggregate principal amount of the Class B Certificates, equals the Subordinated Amount at the time of determination.

          Notwithstanding the foregoing, the Required Reserve may be reduced from time to time to such amount as shall be approved by the Rating Agencies in letters delivered by the Master Servicer to the Trustee and as shall not result in a lowering or withdrawal of the current ratings on the Class A Certificates.

          Reserve Fund:  The fund established and maintained pur-suant to
          ------------
Section 13.03 hereof.

          Retained Yield:  The percentage rate per annum of the principal
          --------------
balance from time to time of each Contract that is retained by the Depositor and payable out of each interest payment on a Contract, which percentage is set forth in Article XI and in the Contract Schedule.

          Senior Interest:  The aggregate undivided interest in the Contracts
          ---------------
evidenced by all Class A Certificates.

          Single Certificate:  A Certificate issued in a minimum Denomination
          ------------------
of $______.

          Subordinated Amount:  As of any Determination Date, the Subordinated
          -------------------
Amount shall be the Subordinated Amount as of the preceding ______, minus additions to Aggregate Losses since such date through the last day of the month preceding such Determination Date and plus the recovery of prior Aggregate Losses for the same period.

          The Subordinated Amount on each respective _____ for purposes of the preceding clause shall be:

                    (i) on the Cut-off Date and on each anniversary of the Cut-off Date until ________, __% of the initial aggregate Principal Balance of the Contracts on the Cut-off Date minus Aggregate Losses since the Cut-off Date through the last day of the month preceding such anniversary date;

                    (ii) on ______, the lesser of (A) the Subordinated Amount as of the preceding Determination Date, and (B) the sum of (x) __% of the aggregate unpaid Principal Balance of the Contracts outstanding at the close of business on ______, and (y) __% of the amount, if any, by which the amount set forth under (A) exceeds the amount computed under (x);

                    (iii) on _______, the lesser of (A) the Subordinated Amount as of the preceding Determination Date, and (B) the sum of (x) ___% of the aggregate unpaid Principal Balance of the Contracts outstanding at the close of business on _______, and (y) __% of the amount, if any, by which the amount set forth under (A) exceeds the amount computed under (x);

                    (iv) on ________, the lesser of (A) the Subordinated Amount as of the preceding Determination Date, and (B) the sum of (x) __% of the aggregate unpaid Principal Balance of the Contracts outstanding at the close of business on ________, and (y) __% of the amount, if any, by which the amount set forth under (A) exceeds the amount computed under (x);

                    (v) on _______, the lesser of (A) the Subordinated Amount as of the preceding Determination Date, and (B) the sum of (x) __% of the aggregate unpaid Principal Balance of the Contracts outstanding at the close of business on _______, and (y) __% of the amount, if any, by which the amount set forth under (A) exceeds the amount computed under (x); and

                    (vi) on _______, and on each _______ thereafter, the lesser of (A) the applicable Subordinated Amount on the preceding _____ minus Aggregate Losses since such preceding _____ through the preceding ______, and (B) __% of the aggregate unpaid Principal Balance of the Contracts at the close of business on such current ______;

provided, however, that the amount determined for part (B) of clauses (ii)
- --------  -------
through (vi) above shall be not less than the sum of the then outstanding Principal Balances of the then three largest Contracts at the beginning of each such period.

          Notwithstanding the foregoing, the Subordinated Amount shall be determined in the manner prescribed in clause (i) of this definition for each anniversary of the Cut-off Date for the entire term of this Agreement, unless either (a) the Master Servicer certifies to the Trustee, as of the _____ anniversary of the Cut-off Date, that for each of the past 12 calendar months as of the Determination Date (or such other date or time period as may be regularly used by the Master Servicer for delinquency reporting purposes in its ordinary course of business) not more than __% of the Contracts (determined by aggregate principal balances) have been delinquent for 60 days or more, or (b) the Depositor provides the Trustee with a letter from the Rating Agencies stating that the application of the other portions of this definition is satisfactory to the Rating Agencies in respect of manufactured housing pass-through certificates rated by the Rating Agency in one of its two highest rating categories.

          Substitute Contract:  A Contract substituted by the De-positor or the
          -------------------
related Servicer for a Deleted Contract which must, on the date of such substitution, (i) have an outstanding Principal Balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Contract for a Deleted Contract, an aggregate Principal Balance), not in excess of the Principal Balance of the Deleted Contract [and not less than __% of Principal Balance of the Deleted Contract] (the amount of any shortage will be deposited by the Depositor or the Servicer in the Certificate Account and distributed by the Master Servicer to Certificateholders in the month of substitution); (ii) have an APR not less than the APR of the Deleted Contract but not greater than __% in excess of the APR of the Deleted Contract; (iii) have a remaining term to maturity not greater than ___ years and not more than ___ years less than the remaining term of the Deleted Contract; and (iv) comply with each representation and warranty set forth in Section 2.04 or in the related Warranty Servicing Agreement.

          Trust Fund:  The corpus of the trust created by this Agreement
          ----------
consisting of (i) the Contracts described in the Contract Schedule, exclusive of the Retained Yield, (ii) all distributions thereon payable after the Cut-off Date, other than as provided herein, (iii) property that secured a Contract and has been acquired by Repossession, (iv) amounts remitted from time to time to the Master Servicer and held from time to time by the Master Servicer in the Certificate Account, net of the amounts payable to the Master Servicer, as provided in this Agreement, (v) the rights of the Certificateholders in the Primary Credit Insurance Policies and any other insurance policies with respect to the Contracts, (vi) the rights of the Certificateholders in the Performance Bond and the proceeds thereof and (vii) the Depositor's rights under the Warranty and Servicing Agreements with respect to the Contracts included in the Trust Fund. The Reserve Fund is not, and will not under any circumstances be deemed to be, included in the Trust Fund.

          Undivided Interest:  The undivided interest in the Trust Fund
          ------------------
evidenced by a Whole Class A Certificate or a Class B Certificate, or in the case of a Class A Certificate other than a Whole Class A Certificate, the undivided interest evidenced by like Percentage Interests of a Class A[-1 and a Class A-2 Certificate], as if such Certificates were combined.

          Voting Rights:  As to any Certificate of any Class, the portion of the
          -------------
aggregate voting rights of such Class evidenced by such Certificate which is obtained by dividing the Denomination of such Certificate by the aggregate Denominations of all Certificates of such Class.

          Whole Class A Certificate:  Any Class A Certificate that has been
          -------------------------
issued upon combination of one or more Class A-1 Certificates and one or more Class A-2 Certificates pursuant to Section 15.04 hereof, in substantially the form set forth in Exhibit A hereto.

                          ARTICLE XIII.

          PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                           RESERVE FUND

          Section 13.01. Certificate Account.
                         -------------------

          The Master Servicer shall, prior to the Delivery Date, establish and maintain, in the name of the Trustee on behalf of the Certificateholders the Certificate Account, into which the Master Servicer shall deposit not later than each Distribution Date, the amounts specified in Section 3.08 and any amounts withdrawn from the Reserve Fund and deposited in the Certificate Account, as provided in Section 13.03. All distributions to be made from time to time to the Certificateholders out of funds in the Certificate Account shall be made by the Master Servicer.

          Section 13.02. Distributions.
                         -------------

          Subject to Section 9.01 and Section 14.02 hereof respecting the final distribution, on each Distribution Date the Master Servicer shall distribute from the Certificate Account to each Certificateholder of record on the related Record Date, the amount to be distributed to such Certificateholder pursuant to the respective Certificate or Certificates held by such Certificateholder, and in accordance with the provisions of Section 13.03. Such distribution shall be made by check mailed on the Distribution Date to the address of each Certificateholder appearing in the Certificate Register, except that, with respect to any Holder eligible for wire transfer, as provided in Section 11.15, distributions shall be made on the Distribution Date by wire transfer in immediately available funds, provided that such Certificateholder, not less than two Business Days prior to the related Distribution Date, shall have furnished the Master Servicer with appropriate wiring instructions. Distributions may also be made by such other means of payment as to which each Certificateholder and the Master Servicer shall agree.

[         Section 13.03. Subordination; Reserve Fund; Priority of Distribution.
                         -----------------------------------------------------

               (a) The rights of the Class B Certificateholders to receive distributions with respect to principal of the Class B Certificates on any Distribution Date shall be subordinated to the rights of the Class A Certificateholders to receive distributions in respect of the Class A Certificates to the extent, and only to the extent, of the Subordinated Amount as of the immediately preceding Determination Date, all in accordance with the terms of the Class A Certificates and this Agreement. The right of the Master Servicer to retain or to receive funds from the Certificate Account in accordance with Section 3.12 for its Servicing Fee on each Contract, assumption or substitution fees, late payment charges and other obligor charges, reimbursement of Monthly Advances and expenses or otherwise, shall not be subordinated to the rights of the Class A Certificateholders or the Class B Certificateholders. In addition, the Depositor's right to the Retained Yield and the Administrative Fee shall not be subordinated to the rights of the Class A Certificateholders or Class B Certificateholders.

          (b) The Depositor shall establish and maintain with the Trustee a separate investment account (the "Reserve Fund"). All amounts shall be deposited into and withdrawn from the Reserve Fund in accordance with this Section. The Reserve Fund is not, and will not under any circumstances be deemed to be, included in the Trust Fund.

          (c) The initial Holders of the Class B Certificates grant, and any future Holders of the Class B Certificates shall be deemed to have granted, to the Trustee, for the exclusive benefit of the Class A Certificateholders, a valid and perfected first priority security interest under the Uniform Commercial Code as in effect from time to time in the State of [__________________] (the "UCC") in and to all of their right, title and interest in and to the Reserve Fund, the amounts deposited therein (or theretofore deposited into the Certificate Account and required pursuant to this Agreement to be deposited in the Reserve Fund) and all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash, instruments, securities or other property; provided, however, that all income from the investment of funds in the Reserve Fund shall be excluded from such grant and security interest. This grant is made in trust, pursuant to a trust agreement (the "Reserve Fund Trust Agreement") attached hereto as Exhibit D, to secure the Class A Certificates equally and ratably and to secure the obligations of the Class B Certificateholders pursuant to the Class B Certificates.

          (d) The Trustee acknowledges this grant and accepts the trust under this Section 13.03 in accordance with the provisions hereof.

          (e) The Master Servicer, on behalf of the Depositor, will cause a valid and perfected first priority security interest under the UCC to be maintained in the Reserve Fund, the amount deposited therein and the investments thereof (other than any income from the investment of funds in the Reserve Fund) in order to secure the full and timely performance with respect to the subordination of the Class B Certificates pursuant to this Section 13.03.

          (f) All principal distributions allocable to Class B Certificateholders and not distributed to Class A Certificateholders pursuant to
Section 13.03(a) hereof shall be
paid into the Reserve Fund until the Reserve Fund has reached the Required Reserve. Thereafter, such distributions shall be paid to Class B Certificateholders, except that, if the amount of the Reserve Fund, after distribution to the Class A Certificateholders on any Distribution Date, is less than the Required Reserve on such Distribution Date, the Master Servicer shall withhold from the amounts otherwise distributable to the Class B Certificateholders all amounts due on account of principal (or such lesser amounts as may be required to restore the amount of the Reserve Fund to the Required Reserve) and deposit these amounts in the Reserve Fund. If at any time, the balance of the Reserve Fund is reduced to zero, distributions of principal and interest otherwise allocable to the Class B Certificateholders will be retained until the Reserve Fund balance reaches an amount equal to the Required Reserve.

          (g) If the amount of the Reserve Fund, after taking into account the distributions to the Class A Certificateholders on any Distribution Date, is greater than the Required Reserve on that Distribution Date, the Master Servicer will distribute the amount of the excess to the Class B Certificateholders on a pro rata basis according to their ownership of the Class B Certificates.
Amounts properly distributed by the Master Servicer to the Class B Certificateholders pursuant to this Section 13.03 shall be released from the security interest established by this Section 13.03, and the Class B Certificateholders will not be required to refund any such distributed amounts.

          (h) Amounts held in the Reserve Fund from time to time shall continue to be the property of the Class B Certificateholders until withdrawn from the Reserve Fund pursuant to Section 13.03(i) hereof. Amounts held in the Reserve Fund shall be invested for the benefit of the Class B Certificateholders in one or more Eligible Investments, in the manner set forth in the Reserve Fund Trust Agreement, in the name of the Trustee, as trustee, in accordance with written instructions from the Master Servicer unless other written instructions are submitted by the Holders of Class B Certificates evidencing Voting Rights aggregating not less than 51% of the Voting Rights evidenced by all of the Class B Certificates, or their designee. Any investment earnings on funds in the Reserve Fund shall be held by the Trustee for the benefit of the Class B Certificateholders in accordance with their respective interests therein and will not be subject to any claims or rights of the Class A Certificateholders. The Master Servicer shall distribute to the Class B Certificateholders their share of all earnings not invested in unmatured Eligible Investments on any Distribution Date. Realized losses, if any, on amounts invested pursuant to this Section 13.03(h) shall first be credited against undistributed investment earnings on amounts invested pursuant to this Section 13.03(h), and shall thereafter be deemed to reduce the amount on deposit in the Reserve Fund. The Trustee shall in no way be liable for losses incurred in respect of such investments.

          (i) If, on any Distribution Date immediately following a Determination Date on which the Subordinated Amount was more than zero, the amount of the distribution to Class A Certificateholders, after taking into account any Monthly Advance to be made by the Master Servicer with respect to such Distribution Date, and after giving effect to the distribution to Class A Certificateholders of amounts otherwise allocable to Class B Certificateholders on such Distribution Date and amounts in the Certificate Account being held for future distribution, but before giving effect to any amount withdrawn from the Reserve Fund, is less than the Required Distribution on such date, the Master Servicer shall withdraw from the Reserve Fund and deposit into the Certificate Account the lesser of (a) the entire amount on deposit in the Reserve Fund; or
(b) the amount necessary to make up such shortage. However, in no event will any amount representing investment earnings on amounts held in the Reserve Fund be transferred into the Certificate Account or otherwise used in any manner for the benefit of the Class A Certificateholders. Amounts so transferred to the Certificate Account will be withdrawn pursuant to Section 3.12 of the Standard Terms, and will be applied in the following order:

               (1) to the reimbursement of the Master Servicer for Advances determined by the Master Servicer to be otherwise nonrecoverable pursuant to Section 3.12(vii), if sufficient funds for such reimbursement are not otherwise available in the Certificate Account;

               (2) to the payment to the Class A Certificateholders of amounts distributable to them on such Distribution Date for scheduled payments of principal and interest due on the Contracts on the related Due Date;

               (3) to the payment to the Class A Certificateholders of the Principal Balance of Contracts repurchased, liquidated or repossessed during the calendar month preceding the month of the Distribution Date and interest thereon at the Pass-Through Rate, as provided in the form of Class A Certificate; and

               (4) to any other permitted application of funds in the Certificate Account.

          The Reserve Fund will terminate when the Subordinated Amount has been reduced to zero or upon termination of this Agreement pursuant to Section 9.01 or 14.01 hereof. Upon termination, all amounts remaining in the Reserve Fund shall be distributed to the Class B Certificateholders in accordance with their pro rata ownership thereof, and such amounts will not be subject to any claims or rights of the Class A Certificateholders.]

          Section 13.04. Monthly Statements to Certificateholders.
                                               -------------------

          Prior or concurrently with each distribution from the Certificate Account to the Class A Certificateholders made on a Distribution Date, the Master Servicer shall cause to be forwarded by mail to each Certificateholder and to the Trustee a statement setting forth:

               (i) the amount of such distribution with respect to each Class of Certificates;

               (ii) the amount of such distribution allocable to principal on the Contracts, separately identifying the aggregate amount of any Principal Prepayments included therein;

               (iii) the amount of such distribution allocable to interest on the Contracts;

               (iv) the aggregate amount of any Advances by the Servicers and the Master Servicer included in the amounts actually distributed to the Class A Certificateholders on the preceding Distribution Date;

               (v) the amount of any withdrawal from the Reserve Fund pursuant to Section 13.03(i) or Section 4.01 included in the amounts actually distributed to the Class A Certificateholders on the preceding Distribution Date;

               (vi) the amount of servicing compensation received by the Servicers and the Master Servicer with respect to the monthly period preceding the related Distribution Date and such other customary information as the Master Servicer deems necessary or desirable to enable Certificateholders to prepare their tax returns;

               (vii) the amount of Retained Yield and the Administrative Fee paid to the Depositor;

               (viii) the aggregate Principal Balance of the Contracts as of the close of business on a date not earlier than the Due Date, after giving effect to payments allocated to principal reported under (ii) above;

               (ix) the number and aggregate Principal Balance of Contracts (1) more than 30 days delinquent, (2) more than 60 days delinquent, and (3) in foreclosure, as of the close of business on a date not earlier than the Due Date;

               (x) the book value of any collateral acquired through Repossession as of the close of business on a date not earlier than the Due Date;

               (xi) the Subordinated Amount as of a date not earlier than the Due Date, expressed as a dollar amount and as a percentage of the aggregate Principal Balance of the Contracts reported under (ix) above; and

               (xii) the amount remaining in the Reserve Fund on the Distribution Date after any withdrawal reported under (v) above.

          In the case of information furnished pursuant to clauses (ii) through
(vii) above, the amounts shall be expressed as a dollar amount per Single Certificate.

          Upon reasonable advance notice in writing, the Master Servicer shall provide to each Class A Certificateholder that is a savings and loan association, bank or insurance company certain reports and access to information and documentation regarding the Contracts sufficient to permit such Class A Certificateholders to comply with applicable regulations of the Federal Home Loan Bank Board or other regulatory authorities with respect to their investment in the Class A Certificates; provided, however, that the Master Servicer shall be entitled to be reimbursed by each such Class A Certificateholder for the actual expenses incurred by the Master Servicer in providing such reports and access.

          Within a reasonable period of time after the end of each calendar year, the Master Servicer shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (ii) through (vii) of this Section 13.04 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code as from time to time in effect.

          Section 13.05. Statements to Class B Certificateholders.
                         ----------------------------------------

          On each Distribution Date the Master Servicer shall forward to each Class B Certificateholder and to the Trustee a copy of the report forwarded to the Class A Certificateholders on such Distribution Date and a statement setting forth the amounts actually distributed to such Class B Certificateholder on such

Distribution Date and the amounts withheld and placed in the Reserve Fund on such Distribution Date, together with such other information as the Master Servicer deems necessary or appropriate. Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish to each Person who at any time during the calendar year was a Class B Certificateholder a statement containing the information provided pursuant to this Section 13.05 aggregated for such calendar year or applicable portion thereof during which such Person was a Class B Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code, as from time to time in force.


                                  ARTICLE XIV.

                              OPTIONAL TERMINATION

          Section 14.01. Repurchase at the Option of the [Depositor].
                         -------------------------------------------

          To the extent specified in Article XI, the Contracts included in the Trust Fund shall be subject to repurchase at the option of the [Depositor] as permitted herein on any Optional Termination Date at the Repurchase Price specified herein.

          [The Repurchase Price for any such Optional Termination shall be equal to the lesser of (a) the aggregate Principal Balance of the Contracts as of the date of repurchase, together with accrued and unpaid interest thereon at the Pass-Through Rate through the last day of the month of such repurchase, plus the Appraised Value of any property acquired in respect thereof, or (b) the fair market value of the Contracts (as specified below).

          For purposes of this Section 14.01, the fair market value of the Contracts shall be deemed to be the aggregate market value of the Certificates (determined, in the event that the Certificates are traded in the over-the-counter securities market, by the most recent bid price for the Certificates in such market, or, in the event that the Certificates are traded on a securities exchange, by the average closing sale price for the Certificates on such exchange for the last five trading days of such exchange immediately preceding such repurchase or, in the event that the Certificates are not so traded, on the basis of current prices of securities as determined by the latest bids made by two dealers making a market in securities deemed by the Depositor and the Trustee to be most comparable to the Certificates), plus accrued interest at the Pass-Through Rate through the last day of the month of repurchase. The right of the Depositor to repurchase the Contracts is conditioned upon the

Depositor's having previously given notice of termination as required by Section 14.02.]


          Section 14.02.  Procedure Upon Optional Termination.
                          -----------------------------------

          (a) In case of any Optional Termination pursuant to Section 14.01, the [Depositor] shall, at least 20 days prior to the Optional Termination Date (unless a shorter period shall be satisfactory to the Trustee and the Master Servicer), notify the Trustee and the Master Servicer of such Optional Termination Date and of the Repurchase Price of the Contracts to be purchased.

          (b) Any repurchase by the [Depositor] of the Contracts shall be made on the Optional Termination Date by deposit of the Repurchase Price into the Certificate Account on or before the Distribution Date on which such repurchase is effected. Upon receipt by the Trustee of an Officer's Certificate of the Master Servicer certifying as to the deposit of the Repurchase Price into the Certificate Account, the Trustee and each co-trustee and separate trustee, if any, then acting as such under this Agreement, shall, upon the request of the [Depositor] and at the expense of the [Depositor], execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested by the [Depositor] to vest title in the Contracts so repurchased to the [Depositor] and shall transfer or deliver or shall cause the applicable Custodian to transfer or deliver to the [Depositor] or its designee the repurchased Contracts. Any distributions on the Contracts received by the Trustee or the Master Servicer subsequent to the Optional Termination Date shall be promptly remitted by it to the [Depositor].

          (c) Notice of any Optional Termination pursuant to the provisions of this Article XIV, specifying the Distribution Date upon which the final distribution shall be made, shall be given promptly by the Master Servicer by first class mail to Holders of the Certificates mailed no earlier than the 15th day and not later than the tenth day preceding the Optional Termination Date. Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of the Certificates at the office or agency of the Master Servicer therein designated, (B) the amount of such final distribution and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, such distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Master Servicer maintained for such purposes (the address of which shall be set forth in such notice). The Master Servicer shall give such notice to the Certificate Registrar at the time such notice is given to Holders of the Certificates. Upon deposit in the Certificate Account on the applicable Distribution Date of an amount equal to the Repurchase Price pursuant to Section
14.01 and presentation and surrender of the Certificates, the Master Servicer shall cause to be distributed to the Holders of Certificates an amount equal to the Repurchase Price. Payments received by the Master Servicer with respect to the Contracts in excess of the Repurchase Price, after giving effect to any amounts to be retained or distributed by it pursuant to Section 3.12, and all funds, if any, remaining in the Reserve Fund after allocation of funds to Holders of Certificates, shall be promptly remitted by the Master Servicer to the [Depositor].


                                  ARTICLE XV.

                                 MISCELLANEOUS

Section 15.01.   Standard Terms.
                 --------------

          The Standard Terms attached hereto is hereby incorporated herein by reference, to the extent specified herein, and hereby forms a part of this instrument with the same force and effect as if set forth in full herein. In the event that any term or provision contained herein shall conflict or be inconsistent with any term or provision contained in the Standard Terms, the terms and provisions of this Reference Agreement shall govern.

          Section 15.02.  Ratification of Standard Terms.
                          ------------------------------

          As incorporated by reference into this Reference Agreement, the Standard Terms is in all respects ratified and confirmed, and the Standard Terms and this Reference Agreement shall be read, taken and construed as one and the same instrument.

          Section 15.03.  Amendment.
                          ---------

          In addition to the amendments permitted by Section 10.01, this Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates aggregating not less than 66% of the interest in the Trust Fund evidenced by each Class of Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, delay the timing of, or change the manner in which payments received on the Contracts are required to be distributed with respect to any Certificate, without the consent of the Holder of such

Certificate, (ii) adversely affect in any material respect the interests of the Holders of the Certificates, of any Class in a manner other than as described in
(i) above without the consent of the Holders of Certificates of such Class evidencing Voting Rights aggregating not less than ___% of the Voting Rights evidenced by all Certificates of such Class or (iii) reduce the aforesaid percentage of the Certificates of any Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of all Certificates of such Class affected thereby then Outstanding.

          Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

          It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Section 15.04.  Whole Class A Certificates.
                          --------------------------

          In addition to the provisions for registration of transfer and exchange of Certificates in Section 5.02 of the Standard Terms, like Percentage Interests of Class A-1 Certificates and Class A-2 Certificates may be exchanged for one or more Whole Class A Certificates having an undivided interest determined by the matching Percentage Interests of the Class A-1 Certificates and Class A-2 Certificates so exchanged, upon surrender of such Certificates to be exchanged in accordance with Section 5.02 of the Standard Terms. For purposes of subclause (ii) of the proviso to Section 15.03, Whole Class A Certificates shall be treated as if they were not so exchanged.

          Section 15.05.  Counterparts.
                          ------------

          For the purpose of facilitating the recordation of this Reference Agreement as herein provided and for other purposes, this Reference Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          Section 15.06.  Governing Law.
                          -------------

          This Reference Agreement shall be construed in accordance with and governed by the substantive laws of the State of [______________] applicable to agreements made and to be performed in the State of [_________________] and the obligations, rights and remedies of the parties hereto and the Certificateholders shall be determined in accordance with such laws.

          Section 15.07.  Recordation of Agreement.
                          ------------------------

          This Reference Agreement is subject to recordation in all appropriate public offices for records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Manufactured Homes are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Depositor, or upon direction by the Trustee, but only upon direction by the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

          Section 15.08.  Severability of Provisions.
                          --------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Reference Agreement or of the Certificates or the rights of the Holders thereof.

          IN WITNESS WHEREOF, the Depositor, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


                         ASSET BACKED SECURITIES CORPORATION,
                         as Depositor

                         By
                           --------------------------------
[SEAL]

ATTEST:

                         [NAME OF TRUSTEE],
                         as Trustee

                         By
                           --------------------------------
[SEAL]

ATTEST:

                         [NAME OF MASTER SERVICER],
                         as Master Servicer

                         By
                           --------------------------------
[SEAL]

ATTEST:

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

          On this _____ day of __________________, 19__, before me personally appeared ___________, to me known, who being by me duly sworn, did depose and say that he resides at ________________, that he is the _________________ of
Asset Backed Securities Corporation, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.



                                    ----------------------------
                                         Notary Public


[NOTARIAL SEAL]



STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

          On this ______ day of ________________, before me personally appeared _________________, to me known, who being by me duly sworn, did depose and say, that he resides at ______________, that he is the ____________________ of
______________, the corporation described in and which executed the above instrument; that he knows the seal of said banking corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said banking corporation; and that he signed his name thereto by like order.



                                    ----------------------------
                                         Notary Public


[NOTARIAL SEAL]

STATE OF NEW YORK   )
                    )  ss.:
COUNTY OF NEW YORK  )

          On this ______ day of ________________, before me personally appeared _________________, to me known, who being by me duly sworn, did depose and say, that he resides at ______________, that he is the ____________________ of [Name of Master Servicer], one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.



                                    ----------------------------
                                         Notary Public


[NOTARIAL SEAL]

                                                                       Exhibit A


                   (Form of Face of Class A - __ Certificate)

                     CONDUIT MANUFACTURED HOUSING CONTRACT
                           PASS-THROUGH CERTIFICATES
                            CLASS A-___, SERIES ___



          Evidencing an undivided Percentage Interest in the Class A-__ Distribution Amount from a trust, consisting of certain manufactured housing conditional sales contracts and installment loan agreements transferred by

                      ASSET BACKED SECURITIES CORPORATION

                              ____________________

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF ASSET BACKED SECURITIES CORPORATION OR OF ANY OF ITS AFFILIATES EXCEPT AS SET FORTH HEREIN AND IN THE AGREEMENT.

[THE AGGREGATE NOTIONAL AMOUNT OF THE CLASS A-2 CERTIFICATES IS EQUAL TO THE UNPAID PRINCIPAL AMOUNT OF THE CLASS A-1 CERTIFICATES, BUT IS USED SOLELY FOR PURPOSES OF DETERMINING INTEREST PAYMENTS AND CERTAIN OTHER RIGHTS AND OBLIGATIONS OF HOLDERS OF CLASS A-2 CERTIFICATES AND DOES NOT REPRESENT ANY INTEREST IN PRINCIPAL PAYMENTS OF THE CONTRACTS].

___________________

[The following information is provided solely for purposes of applying federal income tax original issue discount ("OID") rules to this instrument:

     OID:______%
     ISSUE DATE:___________________, 19__
     YIELD (ASSUMING NO PREPAYMENTS):______%
     SHORT ACCRUAL PERIOD YIELD COMPUTATION:  EXACT
     OID ALLOCABLE TO SHORT ACCRUAL PERIOD:  ______%
     CUSIP:_____________
     ISSUE PRICE:  _____%]

No.  _________________________      Denomination     $__________

                                    Aggregate Denom-
                                    inations of all
                                    Class A-__ Cer-
                                    tificates      $__________

First Distribution                  Final Scheduled
Date:___________, 19__                      Distribution Date: _______

     THIS CERTIFIES THAT ________ is the registered owner of the undivided Percentage Interest obtained by dividing the Denomination of this Certificate specified above by the aggregate Denominations of all Class A-__ Certificates specified above in each Class A-__ Distribution Amount from the Trust Fund referred to below consisting of certain manufactured housing conditional sales contracts and installment loan agreements (the "Contracts") sold to the Trust by the Asset Backed Securities Corporation (the "Depositor"), exclusive of a portion of the interest payable on each Contract, the ownership of which has been retained by the Depositor (the "Retained Yield"), and certain related property transferred to the Trust by the Depositor. The Trust Fund was created pursuant to the Standard Terms and Provisions of Pooling and Servicing dated as of _____, 19__ (the "Standard Terms") and the Reference Agreement dated as of ______, 19__ (the "Reference Agreement" and, together with the Standard Terms, the "Agreement"), each among the Depositor, _____________, as master servicer (the "Master Servicer") and, ____________________, as trustee (the "Trustee", which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth hereinbelow. The aggregate Principal Balance of the Contracts included in the Trust Fund as of _______, 19__ (the "Cut-off Date"), exclusive of payments due on or before such date, was $__________. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Reference is hereby made to the further provisions of this Certificate and the Agreement set forth on the reverse hereof, which provisions shall for all purposes have the same effect as though fully set forth at this place.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this certificate to be duly executed under its corporate seal.

Date:

[Seal]                        [NAME OF TRUSTEE],
                              as Trustee

                              By
                                -------------------------
                                    [Title]


Attest

- -----------------------------
Authorized Officer of
[Name of Trustee]

[Form of Certificate of Authentication]

THIS IS ONE OF THE CLASS A-__ CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT


[                          ]
 --------------------------
      REGISTRAR



BY
   ------------------------
      AUTHORIZED OFFICER

                  (Form of Reverse of Class A-___ Certificate)

                      ASSET BACKED SECURITIES CORPORATION
                     CONDUIT MANUFACTURED HOUSING CONTRACT
                           PASS-THROUGH CERTIFICATES
                            CLASS A-___, SERIES ___



          This Certificate is one of a duly authorized issue of Certificates of Asset Backed Securities Corporation designated as its Conduit Manufactured Housing Contract Pass-Through Certificates, Class A-___, Series ___ (the "Class A-___ Certificates") issued under and subject to the terms, provisions and conditions of the Agreement. Also issued under the Agreement are Certificates designated as Conduit Manufactured Housing Contract Pass-Through Certificates, Class A-___, Series ___ (the "Class A-___ Certificates" and, together with the Class A-___ Certificates, the "Class A Certificates"), and Certificates designated as Conduit Manufactured Housing Contract Pass-Through Certificates, Class B, Series ___ (the "Class B Certificates") which are subordinated in right of payment to the Class A Certificates to the extent of [the Subordinated Amount,] as described herein and in the Agreement. (The Class A Certificates and the Class B Certificates are hereinafter collectively referred to as the "Certificates.") The aggregate Undivided Interest evidenced by all Class A Certificates is ___% and the aggregate Undivided Interest evidenced by all Class B Certificates is ___%. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor, the Master Servicer, the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered.

          This Certificate represents the Percentage Interest obtained by dividing the Denomination set forth on the face hereof by the aggregate Denominations of all Class A-___ Certificates in each Class A-___ Distribution Amount from (i) the Contracts and the proceeds thereof payable after the Cut-off Date, net of any amounts payable to the Depositor, the Master Servicer and the Servicers in accordance with the provisions of the Agreement, (ii) the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of the Retained Yield, the Administrative Fee and amounts payable to the Servicers, the Master Servicer and the Depositor, as provided in the Agreement, (iii) property acquired by repossession or otherwise with respect to the Contracts and (iv) the interest of the Certificateholders in the Performance Bond, [Alternative Credit Support,] and all proceeds thereof as provided in the Agreement (such Contracts, funds, property and interests are herein collectively called the "Trust Fund").

          The Master Servicer shall distribute on the ___ day of each month or, if such ___ day is not a Business Day, the Business Day immediately following such ___ day (the "Distribution Date"), commencing ____________, 19__, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Class A-___ Certificate and the Class A-
___ Distribution Amount. The Class A-___ Distribution Amount on any Distribution Date shall be an amount equal to ___% of the portion of the Required Distribution that is allocable to principal that is distributable with respect to the Senior Interest as defined below, and ___% of the portion of the Required Distribution that is allocable to interest that is distributable with respect to the Senior Interest as defined below.

          [Until the Subordinated Amount, as defined below, has been reduced to zero, if the aggregate amount distributable on the Class A Certificates on any Distribution Date, as described above and after giving effect to any Monthly Advance, is less than the Required Distribution as defined below, the Master Servicer shall distribute to the Class A Certificateholders all or such portion of the amounts otherwise distributable on such Distribution Date to the Class B Certificateholders as may be required to cover such shortage. If a shortage remains, the Trustee shall, on or before such Distribution Date, transfer funds to the Certificate Account from amounts deposited in the Reserve Fund required to be maintained pursuant to Section 3.25 of the Agreement, in an amount equal to such remaining shortage, or such lesser amount as is then on deposit in the Reserve Fund.]

          [The Required Distribution with respect to the Class A Certificates on any Distribution Date shall be the sum of:

                    (i) the aggregate Undivided Interest evidenced by all Class A Certificates (such aggregate Undivided Interest being the sum of the aggregate Percentage Interests evidenced by the Class A-1 and Class A-2 Certificates in the Class A-1 Distribution Amount and Class A-2 Distribution Amount, respectively) (the "Senior Interest") in: (a) until such time as the Subordinated Amount is reduced to zero, all scheduled payments of principal and interest (including any advances thereof), adjusted to a ___% Pass-Through Rate, which payments became due on the due date to which such Distribution Date related (the "Due Date"), whether or not such payments are actually received; and (b) after the Subordinated Amount is reduced to zero, all payments of
          principal and interest, adjusted to a    ___% Pass-Through Rate, due
          on such Due Date or due, but not previously received, since the time the

          Subordinated Amount was reduced to zero, but only to the extent such payments are actually received or advanced prior to the Determination Date;

                    (ii) the Senior Interest in all Principal Prepayments received during the month prior to the month of distribution and interest at the Pass-Through Rate to the end of the month in which such Principal Prepayments occur;

                    (iii) the Senior Interest in the sum of (a) the outstanding Principal Balance of each Contract or property acquired in respect thereof that was repurchased pursuant to the Agreement or liquidated or repossessed during the monthly period ending on the day prior to the Due Date to which such distribution relates, calculated as of the date each such Contract was repurchased, liquidated or repossessed, and (b) accrued but unpaid interest on such principal balance, adjusted to the Pass-Through Rate, to the first day of the month following the month of such repurchase, liquidation or repossession.]

          The Required Distribution will be distributed to the Class A Certificateholders to the extent that there are sufficient eligible funds available for distribution to such Class A Certificateholders on a Distribution Date.

          Funds eligible for such purpose with respect to each Distribution Date shall be the sum of (i) all previously undistributed payments or other receipts on account of principal (including Principal Prepayments, if any) and interest on the Contracts, exclusive of the Retained Yield, subject at any time to the Agreement, including any Liquidation Proceeds, received by the Master Servicer after the Cut-off Date set forth on the face hereof, or received prior to the Cut-off Date but due thereafter, and prior to the Determination Date except (a) payments that were due and payable on or before the Cut-off Date; (b) Principal Prepayments and Liquidation Proceeds and all proceeds of any Contracts or property acquired in respect thereof repurchased pursuant to Sections [2.02, 2.04, 2.08 and 9.01] of the Agreement received during the month of distribution and all related payments of interest representing interest for the month of distribution or any portion thereof; (c) payments, other than Principal Prepayments, that represent early receipt of scheduled payments of principal and interest due on or after the first day of the month of distribution; (d) late payments of principal or interest in respect of which there are any unreimbursed Monthly Advances; (e) amounts representing reimbursement for certain losses and expenses, all as described in the Agreement; (f) that portion of each payment of interest on each Contract in excess of interest at the Pass-Through Rate set forth above on the unpaid principal balance of such Contract outstanding for the period for which such payment was received; and (g) to the extent specified in the Agreement, that portion of the Liquidation Proceeds of Contracts in excess of the unpaid principal balances thereof and unpaid interest thereon; and (ii) the Monthly Advance, if any, made by the Master Servicer for the related period. For the purposes hereof, amounts received by the Master Servicer in connection with the liquidation of Contracts through repossession, sale, deed in lieu of foreclosure or otherwise shall be deemed to be payments on account of principal of Contracts. Any amount in the Certificate Account after the Required Distribution is made to the Class A Certificateholders will be paid to the Holders of the Class B Certificates.

          [All distributions of principal allocable to Class B Certificateholders and not distributed to Class A Certificateholders pursuant to the foregoing provisions hereof will be paid into the Reserve Fund until the Reserve Fund has reached the Required Reserve, as defined in the Agreement, and thereafter will be paid to the Class B Certificateholders except for any amounts of principal required to be paid into the Reserve Fund to restore it to the Required Reserve. The interests of the Class B Certificateholders in amounts so deposited in the Reserve Fund, to the extent described below, are pledged to secure the obligations of the Class B Certificateholders as described in the Agreement and such amounts are available for distribution to the Class A Certificateholders in the manner described above. The subordination of distributions allocable to Class B Certificateholders is limited to the Subordinated Amount, as defined in the Agreement, that decreases over time as described in the Agreement and such subordination applies only to the extent set forth herein and in the Agreement.

          Distributions on this Certificate will be made by the Master Servicer by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if eligible for wire transfer as set forth in Section [11.15] of the Agreement, by wire transfer in immediately available funds or by such other means of payment as the Holder hereof and the Master Servicer shall agree upon. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made, in the applicable manner described above, after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

          As provided in the Agreement, deductions and withdrawals from the Certificate Account may be made by the Master Servicer from time to time for purposes other than distributions to the Certificateholders, such purposes including payment of the Retained Yield and Administrative Fee to the

Depositor and reimbursement to the Master Servicer of Monthly Advances and of certain expenses incurred by it.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Servicer, the Depositor and the Trustee and the rights of the Holders of the Certificates under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates
evidencing Voting Rights aggregating not less than    ___% of the aggregate
Voting Rights of each Class of Certificates affected thereby; provided, however, that no such amendment may, without the consent of the Holders of Certificates evidencing 100% of the Voting Rights of each Class affected thereby, (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on the contracts are required to be distributed in respect of any Certificate of such Class or (ii) reduce the aforesaid percentage of Certificates of each Class, the Holders of which are required to consent to any such amendments. Any such consent by the Holder of this Certificate shall be conclusive and binding upon such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Master Servicer and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates issued thereunder.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register maintained by the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained for that purpose by the Trustee in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A-___ Certificates of authorized denominations and for the same aggregate Denomination and Percentage Interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only in registered form in minimum
Denominations of $_______, and integral multiples of    $__________ in excess
thereof, and one Certificate may be issued in such Denomination as may be necessary to represent the remainder of the aggregate Principal Balance of the Contracts on the Cut-off Date. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Class A-___ Certificates of authorized Denomination and Percentage Interest, as requested by the Holder surrendering the same. As further provided in the Agreement, like Percentage Interests of Class A-1 Certificates and Class A-2 Certificates may be exchanged for one or more Whole Class A Certificates having an Undivided Interest determined by the matching Percentage Interests of the Class A-1 Certificates and Class A-2 Certificates so exchanged, upon surrender of such Certificates to be exchanged.

          No service charge will be made for such registrations, transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Master Servicer, the Certificate Registrar and the Trustee and any agent of the Master Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Master Servicer, the Certificate Registrar nor the Trustee nor any such agent thereof shall be affected by notice to the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby (other than the obligation of the Master Servicer to provide for payments to Certificateholders pursuant to the Agreement) shall terminate upon the earlier of (a) the repurchase by the Depositor from the Trust Fund of all Contracts remaining in the Trust Fund and all property acquired with respect thereto and (b) the later of (i) the maturity or other liquidation of the last Contract subject thereto and the disposition of all property acquired upon repossession and (ii) the distribution to Certificateholders of all amounts in the Certificate Account required to be distributed to them pursuant to the Agreement. Any such purchase by the [Depositor] will be made in accordance with
Article [    ] of the Agreement.  The exercise of such right will effect early retirement of the Certificates.

          Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT
                                   ----------


          FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee)

the Percentage Interest in each Class A-___ Distribution Amount evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

          I (we) further direct the Trustee to issue a new Certificate of a like Denomination and Percentage Interest to the above named assignee and to deliver such Certificate to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Dated:__________________________

Social Security
or Other              ______________________________________________________
Tax Identification   (signature must be signed as registered)
No. of Assignee:


__________________  ________________________________________________________
                    Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for the information of the Master Servicer:

          Distribution shall be mailed by check to ___________ or, if made by wire transfer in immediately available funds to ______________________________ ______________________________________________________________________ the
account of _______________________________________________, account number
_____________. This information is provided by _______________, the assignee named above, or its agent.

                                                                       EXHIBIT B


                     [Form of Face of Class B Certificate]


          [THE OFFERING AND SALE OF THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, IN RELIANCE ON THE EXEMPTIONS PROVIDED IN SECTIONS 4(2) AND 4(5) OF SUCH ACT. ANY RESALE OR OTHER TRANSFER OF THIS CERTIFICATE MUST BE MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN APPLICABLE EXEMPTION UNDER SUCH ACT, AND ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

                       [LEGEND INSERT FOR REMIC RESIDUAL
                             TRANSFER RESTRICTIONS]

                     CONDUIT MANUFACTURED HOUSING CONTRACT
                           PASS-THROUGH CERTIFICATES
                             CLASS B, SERIES _____

evidencing an undivided interest in a trust fund consisting of certain manufactured housing conditional sales contracts and installment loan agreements transferred by

                      ASSET BACKED SECURITIES CORPORATION

                     --------------------------------------

          THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF ASSET BACKED SECURITIES CORPORATION OR OF ANY OF ITS AFFILIATES EXCEPT AS SET FORTH HEREIN AND IN THE AGREEMENT.

          [The following information is provided solely for purposes of applying federal income tax original issue discount ("OID") rules to this instrument:

OID:____________
ISSUE DATE:______________, 199__
YIELD (ASSUMING NO REPAYMENTS):_________%
SHORT ACCRUAL PERIOD YIELD COMPUTATION: EXACT
OID ALLOCABLE TO SHORT ACCRUAL PERIOD:_________%
CUSIP:    ______________
ISSUE PRICE:  ______________%]

                                              Denomination $_________________

First Distribution    Final Scheduled
Date: _______, 199__  Distribution Date: __________


          THIS CERTIFIES THAT ______________ is the registered owner of the Undivided Interest obtained by dividing the Denomination set forth above by the aggregate of the Principal Balances of the Contracts included in the Trust Fund on the Cut-off Date, as defined below, in the Trust Fund referred to below consisting of certain manufactured housing conditional sales contracts and installment loan agreements (the "Contracts") sold to the Trust by Asset Backed Securities Corporation (the "Depositor"), exclusive of a portion of the interest payable on each Contract the ownership of which has been retained by the Depositor (the "Retained Yield"), and certain related property transferred to the Trust by the Depositor. The Trust Fund was created pursuant to the Standard Terms and Provisions of Pooling and Servicing dated of ______________, 199___ (the "Standard Terms") and the Reference Agreement dated as of _____________, 199__ (the "Reference Agreement" and, together with the Standard Terms, the Agreement") each among the Depositor, ________________________________________,
as master servicer (the "Master Servicer") and _________________________, as trustee (the "Trustee," which term includes any successor entity under the Agreement), a summary of certain of the pertinent provisions of which is set forth herein below. The aggregate Principal Balance of the Contracts included in the Trust Funds as of _______, 199__ (the "Cut-off Date"), exclusive of payments due on or before such date, was $_________. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

          Reference is hereby made to the further provisions of this Certificate and the Agreement set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as though fully set forth at this place.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its corporate seal.

Date:



                                  [NAME OF TRUSTEE]
                                  as Trustee



                                  By:
                                     ------------------------------
                                                 [Title]
[SEAL]


ATTEST


- ----------------------------
Authorized officer of
[Name of Trustee]



[Form of Certificate of Authentication]

THIS IS ONE OF THE CLASS B CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT


[                                ]
 --------------------------------
            REGISTRAR


By:
   ------------------------------
    AUTHORIZED OFFICER

                    [FORM OF REVERSE OF CLASS B CERTIFICATE]

                      ASSET BACKED SECURITIES CORPORATION
                     CONDUIT MANUFACTURED HOUSING CONTRACT
                           PASS-THROUGH CERTIFICATES
                             CLASS B, SERIES ______



          This Certificate is one of a duly authorized issues of Certificates of Asset Backed Securities Corporation designated as its Conduit manufactured Housing Contract Pass-Through Certificates, Class B, Series ___ (the "Class B Certificates") issued under and subject to the terms, provisions and conditions of the Agreement. Also issued under the Agreement are Certificates designated as Conduit Manufactured Housing Contract Pass-Through Certificates, Class A, Series ___ (the "Class A Certificates") issued in two sub-classes (the "Class A-1 Certificates" and the "Class A-2 Certificates"). The Class B Certificates are subordinated in right of payment to the Class A Certificates to the extent of the Subordinated Amount as described herein and in the Agreement. (The Class A Certificates and the Class B Certificates are hereinafter collectively referred to as the "Certificates.") The aggregate undivided interest evidenced by all Class A Certificates is __% and the aggregate undivided interest evidenced by all Class B Certificates is __%. Reference is hereby made to the Agreement for a statement of the respective rights thereunder of the Depositor, the Master Servicer, the Trustee and the Holders of the Certificates and the terms upon which the Certificates are authenticated and delivered.

          This Certificate represents the undivided interest obtained by dividing the Denomination set forth on the face hereof by the aggregate of the Principal Balances of the Contracts included in the Trust Fund on the Cut-off Date in (i) the Contracts and the proceeds thereof payable after the Cut-off Date, net of any amounts payable to the Depositor, the Master Servicer and the Servicers in accordance with the provisions of the Agreement, (ii) the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of the Agreement, net of the Retained Yield, the Administrative Fee and amounts payable to the Servicers, the Master Servicer and the Depositor, as provided in the Agreement, (iii) property acquired by repossession or otherwise with respect to the Contracts and (iv) the interest of the Certificateholders in the Performance Bond, and all proceeds thereof as provided in the Agreement (such Contracts, funds, property and interest are herein collectively called the "Trust Fund")

          The Master Servicer shall distribute on the __ day of each month, or, if such ___ day is not a Business Day, the

Business Day immediately following such ___ day (the "Distribution Date"), commencing on _______, 199_, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), an amount equal to the product of the Undivided Interest evidenced by this Certificate and the aggregate of (i) all previously undistributed payments or other receipts on account of principal (including Principal Prepayments, if any) and interest on the Contracts, exclusive of the Retained Yield, subject at any time to the Agreement, including any Liquidation Proceeds, received by the Master Servicer after the Cut-off Date set forth on the face hereof, or received prior to the Cut-off Date but due thereafter, and prior to the Determination Date except: (a) payments that were due and payable on or before the Cut-off Date; (b) Principal Prepayments and Liquidation Proceeds and all proceeds of any Contracts or property acquired in respect thereof repurchased pursuant to Sections 2.02, 2.04, 2.08 and 9.01 of the Agreement received during the month of distribution and all related payments of interest representing interest for the month of distribution or any portion thereof; (c) payments, other than Principal Prepayments, that represent early receipt of scheduled payments of principal and interest due on or after the first day of the month of distribution; (d) late payments of principal or interest in respect of which there are any unreimbursed Monthly Advances; (e) amounts representing reimbursement for certain losses and expenses, all as described in the Agreement; (f) that portion of each payment of interest on each Contract in excess of interest at the Pass-Through Rate set forth above on the unpaid principal balance of such Contract outstanding for the period for which such payment was received; and (g) to the extent specified in the Agreement, that portion of the Liquidation Proceeds of Contracts in excess of the unpaid principal balances thereof and unpaid interest thereon; and (ii) the Monthly Advance, if any, made by the Master Servicer for the related period. For the purposes hereof, amounts received by the Master Servicer in connection with the liquidation of Contracts through repossession, sale or otherwise shall be deemed to be payments on account of principal of Contracts.

          As provided in the Pooling and Servicing Agreement, distributions otherwise payable to the Holders of the Class B Certificates are subordinated to the rights of the Class A Certificateholders to receive amounts due them to the extent of the Subordinated Amount as defined in the Agreement. To the extent such distributions otherwise payable to the Holders of the Class B Certificates on any Distribution Date are not needed to cover any shortage with respect to the Class A Certificates, the portion of such distributions representing principal on the Contracts shall be deposited in the Reserve Fund established
pursuant to Section [    ] of the Agreement to permit the Reserve Fund to attain
and maintain the Required Reserve as specified in the Agreement, and may be released to the Holders of the Class B Certificates, if at all, only in accordance with the provisions of the Agreement. Holders of Class B Certificates are not required to refund any amounts that have previously been properly distributed to them.

          Distributions on this Certificate will be made by the Master Servicer by check mailed to the address of the Holder hereof entitled thereto at the address appearing in the Certificate Register or, if eligible for wire transfer as set forth in Section [11.15] of the Agreement, by wire transfer in immediately available funds or by such other means of payment as the Holder hereof and the Master Servicer shall agree upon. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made, in the applicable manner described above, after due notice by the Master Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency designated in such notice.

          As provided in the Agreement, deductions and withdrawals from the Certificate Account may be made by the Master Servicer from time to time for purposes other than distributions to the Certificateholders, such purposes including payment of the Retained Yield and Administrative Fee to the Depositor and reimbursement to the Master Servicer of Monthly Advances and of certain expenses incurred by it.

          The Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Master Servicer, the Depositor and the Trustee and the rights of the Holders of Certificates under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing Voting Rights aggregating not less than __% of the aggregate Voting Rights of each Class of Certificates affected thereby; provided, however, that no such amendment may, without the consent of the Holders of Certificates evidencing __% of the Voting Rights of each Class affected thereby, (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on Contracts are required to be distributed in respect of any Certificate of such Class, or (ii) reduce the aforesaid percentages of Certificates of each Class, the Holders of which are required to consent to any such amendments. Any such consent by the Holder of this Certificate shall be conclusive and binding upon such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the Depositor, the Master Servicer and the Trustee to amend certain terms and conditions set forth in the Agreement without the consent of Holders of the Certificates issued thereunder.

          As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable on the Certificate Register maintained by the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained for that purpose by the Trustee in New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in a form satisfactory to the Trustee duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate Denomination and undivided interest will be issued to the designated transferee or transferees. [Additional restrictions to be set forth here]

          The Certificates are issuable only in registered form in minimum Denominations of $_____ and integral multiples of $____ in excess thereof, and one Certificate may be issued in such Denomination as necessary to represent the remainder of the aggregate Principal Balance of the Contracts on the Cut-off Date. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for one or more new Class B Certificates of authorized denominations evidencing a like aggregate Denomination and Undivided Interest, as requested by the Holder surrendering the same.

          No service charge will be made for such registrations, transfers or exchanges, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The Master Servicer, the Certificate Registrar and the Trustee and any agent of the Master Servicer, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Master Servicer, the Certificate Registrar nor the Trustee nor any such agent thereof shall be affected by notice of the contrary.

          The obligations created by the Agreement and the Trust Fund created thereby (other than the obligation of the Master Servicer to provide for payments to Certificateholders pursuant to the Agreement) shall terminate upon the earlier of (a) the repurchase by the [Depositor] from the Trust Fund of all Contracts remaining in the Trust Fund and all property acquired with respect thereto and (b) the later of (i) the maturity or other liquidation of the last Contract subject thereto and the disposition of all property acquired upon repossession and (ii) the distribution to Certificateholders of all amounts in the Certificate Account required to be distributed to them pursuant to the Agreement. Any such purchase by the [Depositor] will be made in accordance with Article [XIV] of the Agreement. The exercise of such right will effect early retirement of the Certificates.

          Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

                                   ASSIGNMENT
                                   ----------

          FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address, including postal zip code, or assignee)

the Undivided Interest in the Trust Fund evidenced by the within Certificate and hereby authorize(s) the transfer of registration of such interest to the assignee on the Certificate Register.

          I (we) further direct the Trustee to issue a new Certificate of a like Denomination and Undivided Interest to the above-named assignee and to deliver such Certificate to the following address:________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Dated:_______________________

                                            ________________________________
Social Security or Other                    Signature by or on behalf of
Tax Identification No. of                   assignor (signature must be signed
Assignee:                                   as registered)



______________________________              ____________________________________
                                            Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for the information of the Master Servicer:

          Distribution shall be made by wire transfer in immediately available funds to _______________________________________________________________________
________________________________________________________________________________
 the account of __________________________________, account number _____________
or, if mailed by check, to _____________. This information is provided by _______________, the assignee named above, or ___________________, its agent.